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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2002

ELECTROPURE, INC.
(Exact name of registrant as specified in its charter)

California	0-16416	33-0056212
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
23456 South Pointe Drive, Laguna Hills, California		92653
(Address of Principal Executive Offices)		(Zip Code)

(949) 770-9347
(Registrant's telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

  (c)
  EXHIBITS. The following exhibits are being furnished under Item 9.

99.1	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Floyd H. Panning, the Registrant's Principal Executive Officer, as submitted to the Securities and Exchange Commission on August 29, 2002
99.2	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Catherine Patterson, the Registrant's Principal Financial Officer, as submitted to the Securities and Exchange Commission on August 29, 2002

ITEM 9.    REGULATION FD DISCLOSURE.

        This Report and the attached exhibits are being furnished pursuant to Regulation FD. On September 13, 2002, Floyd H. Panning and Catherine Patterson submitted to the Commission certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of these certifications are attached hereto as Exhibits 99.1 and 99.2.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTROPURE, INC. (Registrant)
Date: September 13, 2002	/s/ CATHERINE PATTERSON Catherine Patterson, Secretary and Chief Financial Officer with responsibility to sign on behalf of Registrant as a duly authorized officer and a principal financial officer

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SIGNATURES